Exhibit 10.1

VERU INC.
2022 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN

VERU INC.
2022 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN

		Page
1	Purpose	3
2	Definitions	3
3	Administration	8
4	Shares Subject to Plan	9
5	Eligibility; Per‑Participant Limitations	10
6	Specific Terms of Awards	11
7	Certain Provisions Applicable to Awards	17
8	Change of Control	19
9	General Provisions	24

VERU INC.
2022 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN

1. Purpose.  The purpose of this VERU INC. 2022 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN (the "Plan") is to assist Veru Inc. (the "Company") and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding Eligible Persons who provide services  to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) "Award" means any Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock‑Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified  under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof.  If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) "Beneficial Owner" and "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d‑3 under the Exchange Act and any successor to such Rule.
(e) "Board" means the Company's Board of Directors.

(f) "Cause" shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non‑competition, non‑solicitation, non‑disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

(g) "Change of Control" means a Change of Control as defined in Section 8(b) of the Plan.
(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) "Committee" means the Compensation Committee of the Board.  The Committee shall consist of at least two directors, each of whom shall be (i) a  "non‑employee director" within the meaning of Rule 16b‑3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non‑employee directors" is not then required in order for exemptions under Rule l6b‑3 to apply to transactions under the Plan and (ii) "Independent."

(j) "Consultant" means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital‑raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S‑8 registration statement.

(k) "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave or any other authorized personal leave.

(l) "Director" means a member of the Board or the board of directors of any Related Entity.
(m) "Disability" means a permanent and total disability, (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(n) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

(o) "Effective Date" means the effective date of the Plan, which shall be June 16, 2022.

(p) "Eligible Person" means any prospective Employee who has not previously been an Employee or Director of the Company or a Subsidiary, or who is commencing employment with the Company or a Subsidiary following a bona fide period of non-employment by the Company or a Subsidiary, if he or she is granted an Award in connection with his or her commencement of employment with the Company or a Subsidiary and such grant is an inducement material to his or her entering into employment with the Company or a Subsidiary (within the meaning of Nasdaq Stock Market Rule 5635(c)(4) or any successor rule, if the Company’s securities are traded on the Nasdaq Stock Market, and/or the applicable requirements of any other established stock exchange on which the Company’s securities are traded, as applicable, as such rules and requirements may be amended from time to time). The Committee may in its discretion adopt procedures from time to time to ensure that a prospective Employee is eligible to participate in the Plan prior to the granting of any Awards to such individual under the Plan (including without limitation a requirement that each such prospective Employee certify to the Company prior to the receipt of an Award under the Plan that he or she has not been previously employed by the Company or a Subsidiary, or if previously employed, has had a bona fide period of non-employment, and that the grant of Awards under the Plan is an inducement material to his or her agreement to enter into employment with the Company or a Subsidiary).

(q) "Employee" means any person who is an employee of the Company or any Subsidiary.
(r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(s) "Fair Market Value" means, as of any date, the value of a Share determined as follows:

(i) if a Share is listed on any national securities exchange, including, without limitation, the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if a Share is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for such Share for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) in the absence of an established market for a Share, the Fair Market Value shall be determined in good faith by the Committee.
(t) "Independent", when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.
(u) "Incumbent Board" means the Incumbent Board as defined in Section 8(b)(ii) hereof.
(v) "Listing Market" means the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(w) "Non-Qualified Stock Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.  Options granted under the Plan do not qualify as "incentive stock options" within the meaning of Section 422 of the Code.

(x) "Optionee" means a person to whom a Non-Qualified Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
(y) "Other Stock‑Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

(z) "Participant" means an Eligible Person who has been granted an Award under the Plan which remains outstanding, including a person who was an Eligible Person at the time of grant but is no longer an Eligible Person.

(aa) "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(bb) "Performance Period" means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(cc) "Performance Share" means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(dd) "Performance Unit" means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ee) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

(ff) "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(gg) "Restricted Stock" means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(hh) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

(ii) "Restricted Stock Unit" means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(jj) "Restricted Stock Unit Award" means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(kk) "Restriction Period" means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(ll) "Rule 16b‑3" means Rule 16b‑3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(mm) "Shares" means the shares of common stock of the Company and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.
(nn) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

(oo) "Subsidiary" means any corporation or other  entity in which  the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets, as that term is defined in Rule 405 of under the Securities Act of 1933, controlled by the Company directly, or indirectly, through one or more intermediaries.

(pp) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity; (ii) which becomes a Related Entity after the date hereof or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan, the Board may exercise any power or authority granted to the Committee under this Plan and, in that case, references herein shall be deemed to include references to the Board.  The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants;  grant Awards;  determine the type, number and other terms and conditions of, and all other matters relating to, Awards;  prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein;  and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person or entity claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority.

(i) The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act.

(ii) Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries,  transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committee thereof, the authority subject to such terms and conditions as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b‑3(d)(1) of the Exchange Act for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company.  The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation  of Liability.  The Committee and the Board and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

(d) Actions Required Upon Grant of Award.    Following the issuance of any Award under the Plan, the Company shall, in accordance with the listing requirements of the Listing Market, (a) promptly issue a press release disclosing the material terms of the grant, including the recipient(s) of the grant and the number of shares involved (and if the disclosure relates to an Award to an executive officer or the Award was individually negotiated, then the disclosure must include the identity of the recipient), and (b) notify the Listing Market of such grant no later than the earlier to occur of (i) five calendar days after entering into the agreement to issue the Award or (ii) the date of the public announcement of the Award.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under the Plan.  Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 4,000,000.    Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.  No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award, on or after the Effective Date, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, on or after the Effective Date, is settled for cash, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject shall, to the extent of such forfeiture, expiration, termination, non‑issuance or cash settlement, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period.
(iii) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one Share.

(iv) Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (A) Shares tendered in payment of a Non-Qualified Stock Option, (B) Shares delivered or withheld by the Company to satisfy any tax withholding obligation or (C) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5. Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6. Specific Terms of Awards.

(a) Committee Authority.    Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award, or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award.  Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time,  any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Committee is authorized  to require other forms of consideration under the Plan, or to the extent  other forms of consideration must be paid to satisfy the requirements of applicable law,  no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Non-Qualified Stock Options. The Committee is authorized to grant Non-Qualified Stock Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Non-Qualified Stock Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Non-Qualified Stock Option.  The Committee shall not be permitted to (A) lower the exercise price per Share of a Non-Qualified Stock Option after it is granted, (B) cancel a Non-Qualified Stock Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Non-Qualified Stock Option in exchange for a Non-Qualified Stock Option with an exercise price that is less than the exercise price of the original Non-Qualified Stock Options or (D) take any other action with respect to a Non-Qualified Stock Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's stockholders.

(ii) Time and Method of Exercise.   The Committee shall determine the time or times at which or the circumstances under which a Non-Qualified Stock Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Non-Qualified Stock Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity,  or other  property  (including notes, or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form  of Settlement.   The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of a Non-Qualified Stock Option shall be in the form of Restricted Stock, or other similar securities.

(c) Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Non-Qualified Stock Option granted under the Plan or at any subsequent time during the term of such Non-Qualified Stock Option (a "Tandem Stock Appreciation  Right"),  or without regard to any Non-Qualified Stock Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.  A  Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.  The grant  price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  The Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per  Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

(ii) Other Terms.   The Committee shall determine the date of grant or thereafter the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights.   Any Tandem Stock Appreciation Right may be granted at the same time as the related Non-Qualified Stock Option is granted or at any time thereafter before exercise or expiration of such Non-Qualified Stock Option.  Any Tandem Stock Appreciation Right related to a Non-Qualified Stock Option may be exercised only when the related Non-Qualified Stock Option would be exercisable and the Fair Market Value of the Shares subject to the related Non-Qualified Stock Option exceeds the exercise price at which Shares can be acquired pursuant to the Non-Qualified Stock Option.  In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Non-Qualified Stock Option, then an exercise or termination of such Non-Qualified Stock Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Non-Qualified Stock Option equals the number of Shares to which the Tandem Stock Appreciation Right applies.  Any Non-Qualified Stock Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related  Non-Qualified Stock Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.   The restriction  may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements),  in such installments  or otherwise, as the Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted  Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon, provided that any dividends with respect to a Restricted Stock Award shall be withheld by the Company for the account of the Participant holding such Restricted Stock Award, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee.  The dividends so withheld by the Company and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be subject to the restrictions and a risk of forfeiture to the same extent as the share of Restricted Stock, shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.  During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Restricted Stock Unit Award  shall occur upon expiration of the deferral period specified for such Restricted Stock  Unit Award by the Committee (or, if permitted by the Committee, as elected by the participant in a manner that does not violate the requirements of Section 409A of the Code).   In addition,  a  Restricted Stock Unit Award shall be subject to such restrictions (which  may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or  otherwise as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a  combination thereof, as determined by the Committee at the date of grant or thereafter.  Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.  Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(f) Bonus Stock and Awards in Lieu of Obligations.   The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under  the Plan or under other plans or compensatory arrangements, provided that, in the  case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards or other property equal in value to the dividends paid with respect to a specified number of Shares.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  Notwithstanding anything in the Plan to the contrary, any cash, Shares, other Awards or other property otherwise payable with respect to Dividend Equivalents as to any Award to the extent such Award has not vested shall be withheld by the Company for the account of the Participant holding such Award, and interest may be credited on the amount withheld at a rate and subject to such terms as determined by the Committee.  The cash, Shares, other Awards or other property so withheld by the Company and attributable to any particular Award, and any interest thereon, shall be subject to the restrictions and a risk of forfeiture to the same extent as such Award, shall be distributed to the Participant upon the vesting of such Award and, if such Award is forfeited prior to its vesting, the Participant shall have no right to such cash, Shares, other Awards or other property or any interest thereon.

(h) Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares or other Awards, on terms and conditions established by the Committee.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years.  Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose.  The amount of the Award to be distributed shall be conclusively determined by the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards.   The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan.  Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the  Plan.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be  purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002,  as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for  at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Subject to compliance with the Code, such additional, tandem and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Non-Qualified Stock Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee provided that in no event shall the term of any Non-Qualified Stock Option or Stock Appreciation Right exceed a period of ten years.

(c) Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of a Non-Qualified Stock Option or other Award or settlement of an Award may be made in such form as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments or on a  deferred  basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date  of grant.  Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company's compliance with the provisions of the Sarbanes Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market, and in a manner intended to be exempt from or  otherwise satisfy the requirements of Section 409A of the Code.  Subject to Section 7(e) of this Plan, any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of a Non-Qualified Stock Option or Stock Appreciation Right be limited to the amount if any  by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price.  Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.  The acceleration of the settlement of any Award, and the  payment of any Award in installments or on an deferred basis, shall be done all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b‑3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a "nonqualified deferred compensation plan" under Section 409A of the Code (a "Section 409A Plan"), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant,  may amend any Award Agreement  (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements if, and to the extent, required to comply with Section 409A of the Code.

(A) Payments  under the Section 409A Plan may be made only upon [i] the Participant's "separation from service", [ii] the date the Participant becomes "disabled", [iii] the Participant's death, [iv] a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, [v] a "change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets" of the Company or [vi] the occurrence of an "unforeseeable emergency";

(B) The time or schedule for any payment of the deferred  compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections, with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is "specified employee", a distribution on account of a "separation from service" may not be made before the date which is six months after the date of the Participant's "separation from service" (or, if earlier, the date of the Participant's death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the limitations set forth herein shall, be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Change of Control.

(a) Effect of "Change of Control."  If, and only to the extent, determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently upon the occurrence of a "Change of Control," as defined in Section 8(b):

(i) Any Non-Qualified Stock Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change of Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock‑Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change of Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro‑rata based on the portion of the Performance Period completed as of the Change of Control).

Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines, in a specific instance, each outstanding Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock‑Based Award shall not be accelerated as described in Sections 8(a)(i), (ii)  and (iii), if either (A) the Company is the surviving entity in the Change of Control and the Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock‑Based Award continues to be outstanding after the Change of Control on substantially the same terms and conditions as were applicable immediately prior to the Change of Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof.  For the purposes of this Agreement,  a Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock‑Based Award shall be considered assumed or substituted for if, following the Change of Control, the Award confers the right to purchase or receive for each Share subject to the Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock‑Based Award immediately prior to the Change of Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a  Change of Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of a Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock‑Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control.   The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of "Change of Control."  Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Subsidiary, or in an Award Agreement, a "Change of Control" shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial  Ownership (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the "Outstanding Company Stock")  or (B) the combined voting power  of the then  outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change of Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant  to a transaction which complies with clauses (A) or (B) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on  behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a "Business Reorganization"), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an "Asset Sale"), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company); (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity, or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting Securities  of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9. General Provisions.

(a) Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment  of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, regulations, listing requirements or other obligations.

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant other than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a "Permitted Assignee" that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S‑8 registration statement.  For this purpose, a Permitted Assignee shall mean (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets.  A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and Conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin‑off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other  issuer, then the Committee shall, in such manner as it may deem appropriate and equitable (and subject to compliance with Section 409A of the Code), substitute, exchange or adjust any or all of (A) the number and kind of Shares which  may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization which the Company does not survive, or in the event of any Change of Control (and subject to the provisions of Section 8 of this Plan relating to the vesting of Awards in the event of any Change of Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee:  (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Non-Qualified Stock Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Non-Qualified Stock Option or Stock Appreciation Right as of the effective date of the transaction).  For the purposes of this Plan, a Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock‑Based Award shall be considered assumed or substituted for if, following the applicable transaction, the Award confers the right to purchase or receive, for each Share subject to the Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock‑Based Award immediately prior to the applicable transaction,  or substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration,  the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however,  that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary,  provide that the consideration to be received upon the exercise or vesting  a Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock‑Based Award, for each Share thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be  conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction).  A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  Subject to compliance with the Code, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards  subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant and any other circumstances deemed relevant.  Adjustments permitted hereby may include, without limitation, increasing the exercise price of Non-Qualified Stock Options and Stock Appreciation Rights, increasing performance goals or other adjustments that may be adverse to the Participant.

(d) Award Agreements.  Each Award Agreement shall either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee  may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as  established by the Committee consistent  with the provisions of the Plan.

(e) Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.   This authority  shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.   The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the minimum statutory withholding required with respect to that Award.

(f) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b‑3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a "Clawback Policy"), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company's financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements  under or related to the federal securities laws.  In such an event, the clawback will be in an amount of up to the total economic gain from any stock‑based grants within the five‑year period preceding the restatement.  By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant's Award Agreements may be unilaterally amended by the Company, without the Participant's consent, to the extent that  the Company, in its discretion, determines to be necessary or  appropriate to comply with any Clawback Policy.

(ii)If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non‑competition, non‑solicitation or non‑disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company's Corporate Governance Guidelines, Code of Business Ethics or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee's discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Non-Qualified Stock Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company's or any Related Entity's business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award.  None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award.  Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any  such Participant any rights that are greater than those of a general creditor of the Company or Related Entity  that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash,  Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan.  Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k) Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law.  Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Wisconsin without giving effect to principles of conflict of laws, and applicable federal law.

(m) Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n) Construction and Interpretation.  Whenever used herein, nouns in the singular shall include the plural and the masculine pronoun shall include the feminine gender.  Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o) Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(p) Plan Effective Date; Termination of Plan.    This Plan will become effective on the Effective Date. It is expressly intended that approval of the Company's shareholders not be required as a condition of the effectiveness of the Plan, and the Plan’s provisions shall be interpreted in a manner consistent with such intent for all purposes. Specifically, Nasdaq Stock Market Rule 5635(c) generally requires shareholder approval for stock option plans or other equity compensation arrangements adopted by companies whose securities are listed on the Nasdaq Stock Market pursuant to which stock awards or stock may be acquired by officers, directors, employees or consultants of such companies. Nasdaq Stock Market Rule 5635(c)(4) provides an exemption in certain circumstances for "employment inducement" awards (within the meaning of Nasdaq Stock Market Rule 5635(c)(4)). Notwithstanding anything to the contrary herein, if the Company’s securities are traded on the Nasdaq Stock Market, then Awards under the Plan may only be made to Employees who have not previously been an Employee or Director of the Company or a Subsidiary, or following a bona fide period of non-employment by the Company or a Subsidiary, in each case as an inducement material to the Employee’s entering into employment with the Company or a Subsidiary. Awards under the Plan will be approved by (a) the Company’s Compensation Committee comprised entirely of Independent Directors or (b) a majority of the Company’s Independent Directors. Accordingly, pursuant to Nasdaq Stock Market Rule 5635(c)(4), the issuance of Awards and the shares of Stock issuable upon exercise or vesting of such Awards pursuant to the Plan are not subject to the approval of the Company’s shareholders.  The Plan shall terminate at the earliest of (i) such time as no Shares remain available for issuance under the Plan, (ii) termination of this Plan by the Board or (iii) the tenth anniversary of the Effective Date.   Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.